UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 21, 2006

WESTERN SIZZLIN CORPORATION

(Exact Name of Registrant As Specified In Its Charter)

Delaware

State or Other Jurisdiction of Incorporation

0-25366	86-0723400
(Commission	(IRS Employer
File No.)	Identification Number)

1338 Plantation Road
Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

(540) 345-3195

(Registrant’s Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c) )

Item 8.01.                                          Other Events

On April 21, 2006, Western Sizzlin Corporation announced the formation of a strategic alliance with Star Buffet, Inc., where Star Buffet, Inc., plans to convert certain existing restaurants to the Western Sizzlin brand, test a newly developed Western Sizzlin prototype and seek to acquire Western Sizzlin franchised restaurants. Attached as Exhibit 99.1 and incorporated herein by this reference is a press release of Western Sizzlin Corporation dated April 21, 2006 describing the announcement of this strategic alliance with Star Buffet, Inc.

Item 9.01.                                          Financial Statements and Exhibits

(d)                                  Exhibits.

99.1  Press Release dated April 21, 2006  announcing the Western Sizzlin Corporation’s strategic alliance with Star Buffet, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN SIZZLIN CORPORATION

Date: April 25, 2006	By:	/s/ Robyn B. Mabe
Robyn B. Mabe
Vice President and Chief Financial Officer Officer

Exhibit Index

Description

Exhibit No. 99.1              Western Sizzlin Corporation Press Release dated April 21, 2006.